UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 7, 2020

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSU	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2020, the Board of Directors (the “Board”) of Capital Senior Living Corporation (the “Company”) appointed Tiffany L. Dutton as the Company’s Principal Accounting Officer.

Ms. Dutton, age 40 and a Certified Public Accountant, joined the Company as Vice President – Accounting and Financial Reporting in January 2020. Prior to joining the Company, Ms. Dutton served as an accounting consultant primarily focused on assisting healthcare and retail entities with improving financial reporting and accounting structures since 2017. Prior to such time, Ms. Dutton served as the Director – Accounting Policy in 2017, and as the Assistant Controller – Operations from 2014 to 2017, for Adeptus Health, Inc., as the Senior Manager – Financial Reporting for RealPage, Inc. from 2013 to 2014, as Manager, Accounting, Reporting and Compliance for Pier 1 Imports from 2010 to 2013, and as Senior Manager of Accounting Policy of Dollar Thrifty Automotive Group from 2008 to 2010. She began her career as a Manager in the assurance and advisory business services practice of Ernst & Young LLP.

There are no arrangements or understandings between Ms. Dutton and any other person pursuant to which Ms. Dutton was selected as an officer of the Company. There are no family relationships between Ms. Dutton and any director or executive officer, or person nominated or chosen by the Company to become a director or executive officer, of the Company. There are no transactions between Ms. Dutton and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2020	Capital Senior Living Corporation

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and
General Counsel